Exhibit 32.3
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Glenn H. Schiffman, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1)
the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017 of IAC/InterActiveCorp (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of IAC/InterActiveCorp.

Dated:	November 9, 2017	/s/ GLENN H. SCHIFFMAN
Glenn H. Schiffman Executive Vice President & Chief Financial Officer